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                                                                   EXHIBIT 10.14


                               WARRANT CERTIFICATE

Number of Warrants: 250,000                                    Warrant No.   A-5

          This warrant certificate ("Warrant Certificate") certifies that, for value received,

                         ECT MERCHANT INVESTMENTS CORP.

is the registered holder of the number of warrants (the "Warrants") set forth above. Each Warrant entitles the holder thereof, at any time or from time to time during the Exercise Period, to purchase from the Company one fully paid and nonassessable share of Common Stock at the Exercise Price, subject to adjustment as provided herein. The Warrants constitute, as of February 17, 2000, 1.0338% of the outstanding Common Stock on a fully diluted basis including, for purposes of such calculation, the Acquired Shares and the Warrant Shares. Initially capitalized terms used but not defined herein shall have the meanings ascribed to them in the Securities Purchase Agreement. This Warrant Certificate amends and restates Warrant No. A-3 issued to ECT Merchant Investments Corp. as of March 26, 1999, which in turn had amended and restated Warrant No. A-1 issued to Enron Capital & Trade Resources Corp. on August 20, 1998.

          "Acquired Shares" means the shares of Common Stock acquired by Enron North America Corp. and Joint Energy Development Investments II Limited Partnership pursuant to Section 2.01 of the Securities Purchase Agreement.

          "Appraiser" has the meaning set forth in Section 13.

          "Appreciation Amount" has the meaning set forth in Section 1(b).

          "Common Stock" means the common stock, $.01 par value per share, of the Company and such other class of securities as shall then represent the common equity of the Company.

          "Company" means Brigham Exploration Company, a Delaware corporation.

          "Exercise Period" means the period of time between the Funding Date, as defined in the Securities Purchase Agreement and 5:00 p.m. (New York City time) on the Expiration Date.

          "Exercise Price" subject in all circumstances to adjustment in accordance with Section 2, means $______, which represents the average volume weighted Price during the twenty (20) calendar day period that begins February 22, 2000 and ends March 12, 2000.

          "Expiration Date" means August 22, 2008.


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          "Dissenting Notice" has the meaning set forth in Section 13.

          "Fair Market Value" has the meaning set forth in Section 13.

          "Funding Date" is defined in the Securities Purchase Agreement.

          "IPO" shall mean the initial public offering of securities of the Company consummated on May 24, 1997, pursuant to a registration statement filed under the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

          "Issuance Date" means August 20, 1998.

          "Notes" means the Senior Subordinated Secured Notes issued pursuant to the Securities Purchase Agreement.

          "Person" means any individual, corporation, company, partnership, joint venture, trust, limited liability company, unincorporated organization or government or any agency, instrumentality or political subdivision thereof, or any other form of entity.

          "Price" means the average of the "high" and "low" prices as reported in The Wall Street Journal's listing for such day (corrected for obvious typographical errors) or if such shares are not reported in such listing, the average of the reported "high" and "low" sales prices on the largest national securities exchange (based on the aggregate dollar value of securities listed) on which such shares are listed or traded, or if such shares are not listed or traded on any national securities exchange, then the average of the reported "high" and "low" sales prices for such shares in the over-the-counter market, as reported on the National Association of Securities Dealers Automated Quotations System, or, if such prices shall not be reported thereon, the average of the closing bid and asked prices so reported, or, if such prices shall not be reported, then the average of the closing bid and asked prices reported by the National Quotations Bureau Incorporated, or, in all other cases, the Fair Market Value as determined in accordance with Section 13 below. The "average" Price per share for any period shall be determined by dividing the sum of the Prices determined for the individual trading days in such period by the number of trading days in such period.

          "Publicly Traded" means, with respect to the Common Stock, that such securities are listed for trading on the New York Stock Exchange, Inc., the American Stock Exchange, Inc. or the NASDAQ National Market. The Common Stock shall also be deemed to be Publicly Traded if the Common Stock is included in the NASDAQ SmallCap Market.

          "Securities Purchase Agreement" means the Securities Purchase Agreement, dated as of August 20, 1998, among the Company, Enron North America Corp. (formerly named Enron Capital


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& Trade Resources Corp.), and Joint Energy Development Investments II Limited
Partnership, individually and as agent, as amended from time to time.

          "Warrant Shares" means the shares of Common Stock and other securities receivable upon exercise of the Warrants.

          "Warrants" means the Warrants issued by the Company to Enron North America Corp. and Joint Energy Development Investments II Limited Partnership pursuant to the Securities Purchase Agreement and any Warrants issued upon the transfer thereof or in substitution therefor.

          1. EXERCISE OF WARRANTS. (a) The Warrants may be exercised in whole or in part, at any time or from time to time, during the Exercise Period, by presentation and surrender to the Company at its address set forth in Section 9 of (i) this Warrant Certificate with the Election To Exercise, attached hereto as Exhibit A-1, duly completed and executed, and (ii) payment of the Exercise Price for the number of Warrants being exercised. At the option of the holder hereof, payment of the Exercise Price shall be made (w) by wire transfer of funds, (x) by check payable to the order of the Company, (y) by application of any Warrant Shares or credit against any Notes, as provided below, or (z) by any combination of such methods.

If the holder of this Warrant Certificate at any time exercises less than all the Warrants, the Company shall issue to such holder a warrant certificate identical in form to this Warrant Certificate, but evidencing a number of Warrants equal to the number of Warrants originally represented by this Warrant Certificate less the number of Warrants previously exercised. Likewise, upon the presentation and surrender of this Warrant Certificate to the Company at its address set forth in Section 9 and at the request of the holder, the Company will, without expense, at the option of the holder, issue to the holder in substitution for this Warrant Certificate one or more warrant certificates in identical form and for an aggregate number of Warrants equal to the number of Warrants evidenced by this Warrant Certificate.

               (b) In lieu of exercise in accordance with paragraph (a) above, the Warrants represented hereby may be exercised, in whole or in part, by presentation and surrender at the office of the Company specified herein of this Warrant Certificate with the "Alternative Election to Exercise", attached hereto as Exhibit A-2, duly completed and executed. Upon such exercise, the holder shall be entitled to receive from the Company, for each share of Common Stock issuable upon exercise of each Warrant being exercised, shares of Common Stock with a value equal to the amount by which either the Price or, in the event that the Common Stock is not Publicly Traded, the Fair Market Value of one share of Common Stock on the date of exercise exceeds the Exercise Price (the "Appreciation Amount"). If the Common Stock is Publicly Traded on the date of exercise of Warrants pursuant to this Section 1(b), the Company shall deliver (or cause its transfer agent to deliver) certificates representing shares of Common Stock issuable upon such exercise within five business days following the date of exercise. If the Common Stock is not Publicly Traded on the date


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of exercise of Warrants pursuant to this Section 1(b), such election may be withdrawn by the holder at any time prior to the third business day following the date on which the holder receives notice of the final determination of Fair Market Value pursuant to Section 15. Unless the holder timely withdraws its exercise, the Company shall deliver (or cause its transfer agent to deliver) certificates representing Common Stock so issuable within 10 business days following the date of determination of the Fair Market Value. In lieu of any fractional shares otherwise issuable upon exercise pursuant hereto, the Company shall pay to the holder cash in an amount equal to the Price, or in the event the Company is not Publicly Traded, the Fair Market Value of such fractional share.

               (c) Upon the exercise of this Warrant in whole or in part by the holder of any Notes, such holder may, at its option, deliver written notice to the Company that the holder has elected to apply some or all of the Exercise Price required upon such exercise against all or any specified principal amount of and/or accrued but unpaid interest on, such Notes, in which case the Company will accept the application of the Exercise Price against such specified principal and/or interest amount in lieu of a like amount of cash payment.

               (d) To the extent that the Warrants have not been exercised at or prior to the Expiration Date, such Warrants shall expire and the rights of the holder shall become void and of no effect.

          2. ANTIDILUTION ADJUSTMENTS. The shares of Common Stock purchasable on exercise of the Warrants are shares of Common Stock as constituted as of the Issuance Date. The number and kind of securities purchasable upon the exercise of the Warrants, and the Exercise Price, shall be subject to adjustment from time to time upon the happening of certain events, as follows:

               (a) Mergers, Consolidations and Reclassifications. In case of any reclassification or change of outstanding securities issuable upon exercise of the Warrants at any time after the Issuance Date (other than a change in par value, or from par value to no par value, or from no par value to par value or as a result of a subdivision or combination to which subsection 2(b) applies), or in case of any consolidation or merger of the Company with or into another entity or other person (other than a merger with another entity or other person in which the Company is the surviving corporation and which does not result in any reclassification or change in the securities issuable upon exercise of this Warrant Certificate), the holder of the Warrants shall have, and the Company, or such successor corporation or other entity, shall covenant in the constituent documents effecting any of the foregoing transactions that such holder does have, the right to obtain upon the exercise of the Warrants, in lieu of each share of Common Stock, other securities, money or other property theretofore issuable upon exercise of a Warrant, the kind and amount of shares of stock, other securities, money or other property receivable upon such reclassification, change, consolidation or merger by a holder of the shares of Common Stock, other securities, money or other property issuable upon exercise of a Warrant if the Warrants had been exercised immediately prior to such reclassification, change, consolidation or merger. The constituent documents effecting any such


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reclassification, change, consolidation or merger shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided in this subsection 2(a). The provisions of this subsection 2(a) shall similarly apply to successive reclassifications, changes, consolidations or mergers.

               (b) Subdivisions and Combinations. If the Company, at any time after the Issuance Date, shall subdivide its shares of Common Stock into a greater number of shares, the Exercise Price in effect immediately prior to such subdivision shall be proportionately reduced, and the number of shares of Common Stock purchasable upon exercise of the Warrants shall be proportionately increased, as at the effective date of such subdivision, or if the Company shall take a record of holders of its Common Stock for such purpose, as at such record date, whichever is earlier. If the Company, at any time after the Issuance Date, shall combine its shares of Common Stock into a smaller number of shares, the Exercise Price in effect immediately prior to such combination shall be proportionately increased, and the number of shares of Common Stock purchasable upon exercise of the Warrants shall be proportionately reduced, as at the effective date of such combination, or if the Company shall take a record of holders of its Common Stock for purposes of such combination, as at such record date, whichever is earlier.

               (c) Dividends and Distributions. If the Company at any time after the Issuance Date shall declare a dividend on its Common Stock payable in stock or other securities of the Company to the holders of its Common Stock, the holder of this Warrant Certificate shall, without additional cost, be entitled to receive upon any exercise of a Warrant, in addition to the Common Stock to which such holder would otherwise be entitled upon such exercise, the number of shares of stock or other securities which such holder would have been entitled to receive if he had been a holder immediately prior to the record date for such dividend (or, if no record date shall have been established, the payment date for such dividend) of the number of shares of Common Stock purchasable on exercise of such Warrant immediately prior to such record date or payment date, as the case may be.

               (d) Certain Issuances of Securities. If the Company at any time after the Issuance Date shall issue any additional shares of Common Stock (otherwise than as provided in paragraphs (a) through (c) of this Section 2) at a price per share less than the average Price per share of Common Stock for the 20 trading days immediately preceding the date of the authorization of such issuance (the "Market Price") by the Board of Directors, then the Exercise Price upon each such issuance shall be adjusted to that price determined by multiplying the Exercise Price by a fraction:

                    i. the numerator of which shall be the sum of (1) the number of shares of Common Stock outstanding immediately prior to the issuance of such additional shares of Common Stock multiplied by the Market Price, and (2) the consideration, if any, received by the Company upon the issuance of such additional shares of Common Stock, and


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                    ii. the denominator of which shall be the Market Price
          multiplied by the total number of shares of Common Stock outstanding immediately after the issuance of such additional shares of Common Stock.

          No adjustments of the Exercise Price shall be made under this paragraph (d) upon the issuance of any additional shares of Common Stock that
(y) are issued pursuant to thrift plans, stock purchase plans, stock bonus plans, stock option plans, employee stock ownership plans and other incentive or profit sharing arrangements for the benefit of employees ("Employee Benefit Plans") that otherwise would cause an adjustment under this paragraph (d); provided that the aggregate number of shares of Common Stock so issued (including the shares issued pursuant to any options, rights or warrants or convertible or exchangeable securities issued under such Employee Benefit Plans containing the right to purchase shares of Common Stock) pursuant to Employee Benefit Plans after the closing date of the IPO, as adjusted for any stock splits, stock dividends or subdivisions or combinations of Common Stock prior to the Expiration Date, shall not in the aggregate exceed 5% of the Company's outstanding Common Stock at the time of such issuance; or (z) are issued pursuant to any Common Stock Equivalent (as hereinafter defined) (i) if upon the issuance of any such Common Stock Equivalent, any such adjustments shall previously have been made pursuant to paragraph (e) of this Section 2 or (ii) if no adjustment was required pursuant to paragraph (e) of this Section 2.

               (e) Common Stock Equivalents. If the Company shall, after the Issuance Date, issue any security or evidence of indebtedness which is convertible into or exchangeable for Common Stock ("Convertible Security"), or any warrant, option or other right to subscribe for or purchase Common Stock or any Convertible Security, other than pursuant to Employee Benefit Plans (together with Convertible Securities, "Common Stock Equivalent"), or if, after any such issuance, the price per share for which additional shares of Common Stock may be issuable thereunder is amended, then the Exercise Price upon each such issuance or amendment shall be adjusted as provided in subsection (d) on the basis that (i) the maximum number of additional shares of Common Stock issuable pursuant to all such Common Stock Equivalents shall be deemed to have been issued as of the earlier of (a) the date on which the Company shall enter into a firm contract for the issuance of such Common Stock Equivalent, or (b) the date of actual issuance of such Common Stock Equivalent; and (ii) the aggregate consideration for such maximum number of additional shares of Common Stock shall be deemed to be the minimum consideration received and receivable by the Company for the issuance of such additional shares of Common Stock pursuant to such Common Stock Equivalent; provided, however, that no adjustment shall be made pursuant to this subsection (e) unless the consideration received and receivable by the Company per share of Common Stock for the issuance of such additional shares of Common Stock pursuant to such Common Stock Equivalent is less than the Market Price. No adjustment of the Exercise Price shall be made under this subsection (e) upon the issuance of any Convertible Security which is issued pursuant to the exercise of any warrants or other subscription or purchase rights therefor, if any adjustment shall previously have been made in the Exercise Price then in effect upon the issuance of such warrants or other rights pursuant to this subsection (e).


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               (f) Miscellaneous. The following provisions shall be applicable to the making of adjustments in the Exercise Price hereinbefore provided in this
Section 2:

                    i. The consideration received by the Company shall be deemed to be the following: (I) to the extent that any additional shares of Common Stock or any Common Stock Equivalent shall be issued for cash consideration, the consideration received by the Company therefor, or, if such additional shares of Common Stock or Common Stock Equivalent are offered by the Company for subscription, the subscription price, or, if such additional shares of Common Stock or Common Stock Equivalent are sold to underwriters or dealers for public offering without a subscription offering, the initial public offering price, in any such case excluding any amounts paid or receivable for accrued interest or accrued dividends and without deduction of any compensation, discounts, commissions or expenses paid or incurred by the Company for and in the underwriting of, or otherwise in connection with, the issue thereof; (II) to the extent that such issuance shall be for a consideration other than cash, then, except as herein otherwise expressly provided, the fair value of such consideration at the time of such issuance as determined in good faith by the Board of Directors, as evidenced by a certified resolution of the Board of Directors delivered to the holder of this Warrant Certificate setting forth such determination. The consideration for any additional shares of Common Stock issuable pursuant to any Common Stock Equivalent shall be the consideration received by the Company for issuing such Common Stock Equivalent, plus the additional consideration payable to the Company upon the exercise, conversion or exchange of such Common Stock Equivalent. In case of the issuance at any time of any additional shares of Common Stock or Common Stock Equivalent in payment or satisfaction of any dividend upon any class of stock other than Common Stock, the Company shall be deemed to have received for such additional shares of Common Stock or Common Stock Equivalent (which shall not be deemed to be a dividend payable in, or other distribution of, Common Stock under subsection (c) above) consideration equal to the amount of such dividend so paid or satisfied.

                    ii. Upon the expiration of the right to convert, exchange or exercise any Common Stock Equivalent the issuance of which effected an adjustment in the Exercise Price, if any such Common Stock Equivalent shall not have been converted, exercised or exchanged, the number of shares of Common Stock deemed to be issued and outstanding because they were issuable upon conversion, exchange or exercise of any such Common Stock Equivalent shall no longer be computed as set forth above, and the Exercise Price shall forthwith be readjusted and thereafter be the price which it would have been (but reflecting any other adjustments in the Exercise Price made pursuant to the provisions of subsection (d) after the issuance of such Common Stock Equivalent) had the adjustment of the Exercise Price made upon the issuance or sale of such Common Stock Equivalent been made on the basis of the issuance only of the number of additional shares of Common Stock actually issued upon exercise, conversion or exchange of such Common Stock Equivalent and thereupon only the


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          number of additional shares of Common Stock actually so issued shall be deemed to have been issued and only the consideration actually received by the Company (computed as in subparagraph (i) of this paragraph (f)) shall be deemed to have been received by the Company.

                    iii. The number of shares of Common Stock at any time outstanding shall not include any shares thereof then directly or indirectly owned or held by or for the account of the Company or its wholly owned subsidiaries.

                    iv. For the purposes of this Section 2, the term "shares of Common Stock" shall mean shares of (i) the class of stock designated as the Common Stock at the date hereof or (ii) any other class of stock resulting from successive changes or reclassifications of such shares consisting solely of changes in par value, or from par value to no par value, or from no par value to par value. If at any time, because of an adjustment pursuant to subsection (a), the Warrants shall entitle the holders to purchase any securities other than shares of Common Stock, thereafter the number of such other securities so purchasable upon exercise of each Warrant and the Exercise Price of such securities shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Common Stock contained in this Section 2.

               (g) Calculation of Exercise Price. The Exercise Price in effect from time to time shall be calculated to four decimal places and rounded to the nearest thousandth.

          3. NOTICE OF ADJUSTMENTS. Whenever the Exercise Price or the number of shares of Common Stock is required to be adjusted as provided in Section 2, the Company shall forthwith compute the adjusted Exercise Price or the number of shares of Common Stock issuable and shall prepare and mail to the holder hereof a certificate setting forth such adjusted Exercise Price or such number of shares of Common Stock, showing in reasonable detail the facts upon which the adjustment is based.

          4. VOLUNTARY REDUCTION. (a) The Company may at its option, but shall not be obligated to, at any time during the term of the Warrants, reduce the then current Exercise Price by any amount selected by the Board of Directors; provided that if the Company elects so to reduce the then current Exercise Price, such reduction shall be irrevocable during its effective period and remain in effect for a minimum of 30 days following the date of such election, after which time the Company may, at its option, reinstate the Exercise Price in effect prior to such reduction. Whenever the Exercise Price is reduced, the Company shall mail to the holder a notice of the reduction at least 30 days before the date the reduced Exercise Price takes effect, stating the reduced Exercise Price and the period for which such reduced Exercise Price will be in effect.


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               (b) The Company may make such decreases in the Exercise Price, in addition to those required or allowed by this Section 4, as shall be determined by it, as evidenced by a certified resolution of the Board of Directors delivered to the holders, to be advisable to avoid or diminish any income tax to the holder resulting from any dividend or distribution of stock or issuance of rights or warrants to purchase or subscribe for stock or from any event treated as such for income tax purposes.

          5. NOTICES TO WARRANT HOLDERS. In the event:

               (a) the Company shall authorize any consolidation or merger to which the Company is a party and for which approval of any stockholders of the Company is required, or of the conveyance or sale of all or substantially all of the assets of the Company, or of any reclassification or change of the Common Stock or other securities issuable upon exercise of the Warrants (other than a change in par value, or from par value to no par value, or from no par value to par value or as a result of a subdivision or combination), or a tender offer or exchange offer for shares of Common Stock (or other securities issuable upon the exercise of the Warrants); or

               (b) the Company shall declare any dividend (or any other distribution) on the Common Stock or any other class of its capital stock; or

               (c) the Company shall authorize the granting to the holders of Common Stock or any other class of its capital stock of rights or warrants to subscribe for or purchase any shares of any class or series of capital stock or any other securities convertible into or exchangeable for shares of stock; or

               (d) of the voluntary or involuntary dissolution, liquidation or winding up of the Company;

          then the Company shall cause to be sent to the holder hereof, at least 30 days prior to the applicable record date hereinafter specified, or promptly in the case of events for which there is no record date, a written notice stating (x) the date for the determination of the holders of record of shares of Common Stock (or other securities issuable upon the exercise of the Warrants) entitled to receive any such dividends or other distribution, (y) the initial expiration date set forth in any tender offer or exchange offer for shares of Common Stock (or other securities issuable upon the exercise of the Warrants), or (z) the date on which any of the events specified in subsections (a)-(d) is expected to become effective or consummated, and the date as of which it is expected that holders of record of shares of Common Stock (or other securities issuable upon the exercise of the Warrants) shall be entitled to exchange such shares for securities or other property, if any, deliverable upon any such event. Failure to give such notice or any defect therein shall not affect the legality or validity of any such event, or the vote upon any such action.


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          6. REPORTS TO WARRANT HOLDERS. The Company will cause to be delivered, by first-class mail, postage prepaid, to the holder at such holder's address appearing hereon, or such other address as the holder shall specify, a copy of any reports delivered by the Company to the holders of Common Stock.

          7. COVENANTS OF THE COMPANY. The Company covenants and agrees that:

               (a) Until the Expiration Date, the Company shall at all times reserve and keep available, free from preemptive rights, out of the aggregate of its authorized but unissued Common Stock (and other securities), for the purpose of enabling it to satisfy any obligation to issue shares of Common Stock (and other securities) upon the exercise of the Warrants, the number of shares of Common Stock (and other securities) issuable upon the exercise of such Warrants.

               (b) The Company shall pay all expenses, taxes and other charges payable in connection with the preparation, issuance and delivery of new warrant certificates on transfer of the Warrants.

               (c) All Common Stock (and other securities) which may be issued upon exercise of the Warrants shall upon issuance be validly issued, fully paid, non-assessable and free from all preemptive rights and all taxes, liens and charges with respect to the issuance thereof, and will not be subject to any restrictions on voting or transfer thereof except as set forth in any stockholders agreement.

               (d) All original issue taxes payable in respect of the issuance of shares of Common Stock to the registered holder hereof upon the exercise of the Warrants shall be borne by the Company; provided, that the Company shall not be required to pay any tax or charge imposed in connection with any transfer involved in the issuance of any certificate representing shares of Common Stock (and other securities) in any name other than that of the registered holder hereof, and in such case the Company shall not be required to issue or deliver any certificate representing shares of Common Stock (and other securities) until such tax or other charge has been paid or it has been established to the Company's satisfaction that no such tax or charge is due.

               (e) As soon as practicable after the receipt from the holder of this Warrant Certificate of notice of the exercise of a number of warrants sufficient to require a filing under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 and the rules, regulations and formal interpretations thereunder, as amended from time to time (the "HSR Act"), but in any event no later than the 10th business day after receipt of such notice, the Company will
(i) prepare and file with the Antitrust Division of the Department of Justice (the "DOJ") and the Federal Trade Commission (the "FTC") the Notification and Report Form (accompanied by all documentary attachments contemplated thereby) required by the HSR Act, (ii) upon the request of the holder, request early termination of the waiting period imposed by the HSR Act, (iii) coordinate and cooperate with the


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holder in responding to formal and informal requests for additional information and documentary material from the DOJ and the FTC in connection with such filing, (iv) use its best efforts to take, or cause to be taken, all reasonable action and to do, or cause to be done, all things necessary and appropriate to permit the issuance to the holder of the shares of Common Stock issuable upon the exercise of the warrants with respect to which any filing is required under the HSR Act, and (v) reimburse the holder for the entire amount of any filing fee or any other costs and expenses incurred by the holder in connection therewith (including legal fees), or as required to be paid under the HSR Act.

               (f) QUOTATION ON NASDAQ. The Company shall maintain the designation and quotations, or listing, of its Common Stock on the NASDAQ national market (or on the New York Stock Exchange or the American Stock Exchange) until the date on which none of the Warrants or Warrant Shares remain outstanding.

          8. NO RIGHTS AS STOCKHOLDER. The holder of the Warrants shall not, by virtue of holding such Warrants, be entitled to any rights of a stockholder of the Company either at law or in equity, and the rights of the holder of the Warrants are limited to those expressed herein.

          9. NOTICES. All notices provided for hereunder shall be in writing and may be given by registered or certified mail, return receipt requested, telex, telegram, telecopier, air courier guaranteeing overnight delivery of personal delivery, if to the holder at the following address:

              ECT Merchant Investments Corp.
              1400 Smith Street
              Houston, Texas 77002
              Attention:  Donna Lowry
              Telecopier:  (713) 646-4039

          and, if to the Company:

              Brigham Exploration Company
              6300 Bride Point Parkway
              Building 2, Suite 500
              Austin, Texas 78730
              Attention: Curtis F. Harrell
              Telecopier: (512) 472-3400

          10. GOVERNING LAW. This Warrant Certificate shall be governed by and construed in accordance with the laws of the State of Texas without regard to principles of conflict of laws.


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          11. LOST, STOLEN, MUTILATED OR DESTROYED WARRANT CERTIFICATES. Upon
receipt by the Company of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of any Warrant Certificate, then, in the absence of notice to the Company that such Warrant Certificate has been acquired by a bona fide purchaser, the Company shall execute and deliver, in exchange for or in lieu of the lost, stolen, destroyed or mutilated Warrant Certificate, a substitute Warrant Certificate of the same tenor and evidencing a like number of Warrants.

          12. ASSIGNMENT. The holder of this Warrant Certificate shall be entitled, without obtaining the consent of the Company, to transfer or assign its rights, title and interest in (and rights, title and interest under) this Warrant Certificate in whole or in part to any Person or Persons. Upon surrender of this Warrant Certificate to the Company, with the Transfer Form annexed hereto as Exhibit B duly executed, the Company shall, without charge, execute and deliver a new warrant certificate or warrant certificates, identical in form to this Warrant Certificate, evidencing the number of Warrants being transferred pursuant to the Transfer Form in the name of the assignee or assignees named in such Transfer Form. If the holder's entire interest is not being assigned, the Company shall, without charge, execute and deliver one or more new warrant certificates identical in form to this Warrant Certificate, but evidencing a number of Warrants equal to the number of Warrants originally represented by this Warrant Certificate less the number being transferred pursuant to the Transfer Form, and this Warrant Certificate shall promptly be canceled. The terms and provisions of this Warrant Certificate shall inure to the benefit of the holder and its successors and assigns and shall be binding upon the Company and its successors and assigns, including, without limitation, any Person succeeding the Company by merger, consolidation or acquisition of all or substantially all of the Company's assets.

          13. FAIR MARKET VALUE. Whenever the terms of this Warrant require a determination of the fair market value of the Warrants or the Common Stock and, at the time of such determination, the Common Stock or the Warrants, as the case may be, are not Publicly Traded, such determination shall be made in good faith by the Board of Directors of the Company within 30 days and the Company shall notify the holder of such determination no later than two business days following the date of such determination. If the holder disagrees with the fair market value as so determined by the Board of Directors, such holder shall so notify the Company within five business days after receipt of notice from the Board of Directors of its determination and such holder shall include in such notice (a "Dissenting Notice"), the holder's estimate of the fair market value. In the event the holder and the Company are unable to reach agreement regarding the fair market value with five business days after receipt by the Company of the Dissenting Notice, then the fair market value shall be determined by an independent third party, knowledgeable and experienced in the valuation of private businesses, and who is mutually acceptable to the Company and the holder (the "Appraiser"). In the event the Company and the holder are unable to agree upon an Appraiser within two business days after receipt by the Company of the Dissenting Notice, each party shall, within 2 business days, select an investment banking firm and the two investment banking firms so selected shall, within 5 business days, select a third investment banking firm to be the Appraiser. The Appraiser shall make a determination of fair market value within 20 business days of his appointment and shall notify the Company and the holder of such determination, which shall be binding on both parties. The costs associated with the determination of fair market value shall be borne by the Company (as such value is determined by this Section 15, the "Fair Market Value").

          IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be executed as of February 17, 2000, by the undersigned, thereunto duly authorized.


                                       BRIGHAM EXPLORATION COMPANY


                                       By:
                                          --------------------------------------
                                             Curtis F. Harrell
                                             Chief Financial Officer

                                   EXHIBIT A-1

                              ELECTION TO EXERCISE
      [To be executed on exercise of the Warrants evidenced by this Warrant
                     Certificate pursuant to Section 1(a)]

TO:       Brigham Exploration Company

         The undersigned, the holder of the Warrants evidenced by the attached Warrant Certificate, hereby irrevocably elects to exercise ______________ of such Warrants, and herewith makes payment of ________________ ($___________) representing the aggregate Exercise Price thereof, and requests that the certificate representing the securities issuable hereunder be issued in the name of _____________________ and delivered to __________________, whose address is
_____________________________.

The Exercise Price is being paid in the following manner: [ ] by bank draft or cashier's check in the amount of ___________________ ($________), [ ] by application of __________________ ($_________) of the outstanding principal balance of the holder's Notes, and/or [ ] by application of _______________ ($_______) of interest accrued on the holder's Notes.



         Dated:
               -----------

                           Name of Registered Holder:
                                                     ---------------------------
                           Signature:
                                     -------------------------------------------
                           Title:
                                 -----------------------------------------------

                           Address:
                                   ---------------------------------------------


NOTICE: The above signature(s) must correspond with the name as written on the face of the Warrant Certificate in every detail, without alteration or enlargement or any change whatsoever.

                                   EXHIBIT A-2

                        ALTERNATIVE ELECTION TO EXERCISE
      [To be executed on exercise of the Warrants evidenced by this Warrant
                     Certificate pursuant to Section 1(b)]

TO:       Brigham Exploration Company (the "Company")

          The undersigned holder of the Warrants evidenced by the attached Warrant Certificate, hereby elects to exercise ____________ Warrants.

[ ] The undersigned elects to receive shares of Common Stock of the Company in an amount equal to the Appreciation Amount (as defined in the Warrant), in accordance with Section 1(b) of the Warrant, and requests that the securities issuable hereunder be issued in the name of ___________, whose address is ____________________________________.


          Dated:
                ------------------

                                  Name of Registered Holder:
                                                            --------------------
                                  Signature:
                                            ------------------------------------
                                  Title:
                                        ----------------------------------------

                                  Address:
                                          --------------------------------------


NOTICE: The above signature(s) must correspond with the name as written on the face of the Warrant Certificate in every detail, without alteration or enlargement or any change whatsoever.

                                    EXHIBIT B

                                  TRANSFER FORM
  [To be executed only upon transfer of the Warrants evidenced by this Warrant
                                  Certificate]

          FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ______________________________________________________
_________________ of the Warrants represented by the within Warrant Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint _____________________________________ Attorney-in-Fact,
to transfer same on the books of the Company with full power of substitution in the premises.

          Dated:
                ------------------

                                  Name of Registered Holder:
                                                            --------------------
                                  Signature:
                                            ------------------------------------
                                  Title:
                                        ----------------------------------------

                                  Address:
                                          --------------------------------------




WITNESS:

----------------------------------





NOTICE: The above signature(s) must correspond with the name as written on the face of the Warrant Certificate in every detail, without alteration or enlargement or any change whatsoever.